UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6669

Name of Fund:  Merrill Lynch Fundamental Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Fundamental Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Fundamental Growth
Fund, Inc.


Semi-Annual Report
February 29, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

As I write to you at February month-end, the equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

As we enter 2004, the major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. U.S. gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportuities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



We are pleased to present to you the management team of

Merrill Lynch Fundamental Growth Fund, Inc.


Senior Portfolio Manager Larry Fuller joined Merrill Lynch Investment Managers in 1992 and heads the Merrill Lynch Fundamental Growth Fund team. He received a bachelor's degree from Bates College and an MBA from Columbia University. His professional affiliations include the New York Society of Security Analysts and the American Finance Association. In addition to Mr. Fuller, the team includes Associate Portfolio Manager Tom Burke and Analysts Karen Uzzolino and Mike Oberdorf. Mr. Burke received a bachelor's degree from Pace University and is a CFA R charterholder. He is also a member of the New York Society of Security Analysts and the Association For Investment Management and Research. Ms. Uzzolino graduated from the Stuart School of Business Administration. Mr. Oberdorf holds a bachelor's degree from Georgetown University. The team has a combined 68 years of investment experience.


Larry Fuller
Senior Portfolio Manager


Table of Contents

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Manager                   4
Performance Data                                                  6
Portfolio Information                                             9
Schedule of Investments                                          10
Financial Statements                                             13
Financial Highlights                                             16
Notes to Financial Statements                                    21
Officers and Directors                                           26



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund provided positive results for the six-month period and outperformed the average return of its comparable Lipper category of Large Cap Growth Funds.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 29, 2004, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +11.28%, +10.86%, +10.87%, +11.41% and +11.11%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.) For the same period, the unmanaged Standard & Poor's 500 (S&P 500) Index and the S&P 500/Barra Growth Index had respective returns of +14.59% and +12.25%. The average total return for actively managed large cap growth funds, as represented by the Lipper Large Cap Growth Funds category, was +9.97% for the same six-month period. (Funds in this Lipper category invest primarily in the stocks of large-capitalization companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.)

The Fund focuses its investments on what we believe to be the highest-quality and largest-capitalization growth stocks in our benchmark index. As a group, these companies continued to provide lower total returns than lower-quality, smaller-capitalization growth stocks in the S&P 500/Barra Growth Index. This fact contributed to the shortfall in the Fund's total return relative to the S&P 500/Barra Growth Index over the past six months.

Specific stocks that had a negative absolute and relative impact on the Fund's performance were General Dynamics Corporation and Rockwell Automation, Inc. We eliminated our position in General Dynamics, but maintained Rockwell in the portfolio in anticipation of better earnings results and a rising stock price. Rockwell's business outlook improved as capital investment continued to gain a stronger foothold in America.

A number of stocks in the consumer discretionary sector hindered Fund results. These included InterActiveCorp, Krispy Kreme Doughnuts, Inc., Lowe's Companies, Inc., Bed Bath & Beyond Inc., Best Buy Co., Inc., Fox Entertainment Group, Inc., AutoZone, Inc., Rent A Center Inc. and Brinker International, Inc. We sold our holdings in Brinker, AutoZone Inc., Fox Entertainment and Bed Bath & Beyond with capital gains. We chose to liquidate these positions based on each company's deteriorating business fundamentals.

The most positive absolute and relative investment returns came from our investments in the health care, energy and information technology sectors. In the health care sector, Forest Laboratories, Inc., Varian Medical Systems, Inc., Boston Scientific Corporation, WellPoint Health Networks Inc., Alcon Inc., UnitedHealth Group Incorporated, Amgen Inc. and Genentech Inc. were the major positive contributors to Fund performance. We sold WellPoint, UnitedHealth Group and Genentech out of the portfolio at a profit.

In the energy sector, oil service companies Schlumberger Ltd., Apache Corporation and BJ Services Company made significant contributions to performance. Declining reserves and high demand for oil benefited the energy service sector.

The information technology (IT) sector benefited from increased spending and outsourcing of corporate IT. In this area, Nortel Networks Corporation, Infosys Technologies Ltd., Nokia Corp., SAP AG and Hewitt Associates, Inc. provided a positive boost to Fund results. We sold our position in Infosys Technologies based on its strong performance and relatively high stock valuation.


What changes were made to the portfolio during the period?

We made no major changes in the sector weightings or the investment strategy of the Fund. In the health care sector, we continued to avoid the large-capitalization pharmaceutical companies based on our belief that the Federal legislation on Medicare reform and drug benefits will not support the profits of these companies. We also remain concerned about a continued erosion of pricing power as Federal and state regulators continue to reduce the cost of pharmaceuticals in an effort to manage the overall cost of national health care. In addition, we are not impressed with the pipeline of new drugs.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



We were underweight in the financial and consumer staples sectors, as we see better growth opportunities in other areas of the marketplace. These include the consumer discretionary and IT sectors. Our overweight in consumer discretionary arises from our belief that tax relief should encourage consumer spending, and that the sector will be further supported by continued low interest rates and an improving economy. The Fund also has a large position, fairly consistent with the benchmark weighting, in the IT sector.


How would you characterize the portfolio's position at the close of the period?

We expect to see a shift in U.S. economic growth propelled by consumer spending in the first half of 2004 to economic growth fueled by increased capital spending later in the year. Many forecasters have articulated a negative outlook on consumer spending, citing a decline in retailing stock prices in December 2003 and January 2004. However, reports in February and March 2004 have shown a substantial rise in real and nominal consumer spending. We believe this was prompted by the start of the Federal disbursement of tax rebate checks for the over-withholding of 2003 individual income taxes (that is, taxes paid prior to the passage of the Federal tax cut).

Orders for capital goods have grown in recent months, partly because of the accelerated depreciation incentive passed by Federal legislators in 2003. This could result in improved employment in the manufacturing sector and higher profits for information technology and industrial goods companies in 2004. For 2003, even before the reporting of fourth-quarter results, taxable corporate profits, cash flow and reported profits - as measured by the U.S. Department of Commerce - were at absolute record levels. In addition, interest rates remain at historic lows. Still, stock market levels have not come close to their most recent historic highs.

Against this backdrop, we have positioned the Fund to take advantage of the profit opportunities that may arise from a continued real economic expansion, with the majority of the growth generated from capital investment rather than from consumer spending on durable goods. A continuation of above-average real economic growth could result in moderately rising inflation and somewhat higher interest rates.


Lawrence R. Fuller
Vice President and Portfolio Manager

March 10, 2004



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Performance Data (continued)

Recent Performance Results
                                                                                         10-Year/
                                                      6-Month          12-Month      Since Inception
As of February 29, 2004                             Total Return     Total Return      Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*       +11.28%          +35.16%          +156.16%
ML Fundamental Growth Fund, Inc. Class B Shares*       +10.86           +34.06           +145.04
ML Fundamental Growth Fund, Inc. Class C Shares*       +10.87           +34.15           +136.79
ML Fundamental Growth Fund, Inc. Class I Shares*       +11.41           +35.45           +169.82
ML Fundamental Growth Fund, Inc. Class R Shares*       +11.11           +35.37           + 27.78
Standard & Poor's 500 Index**                          +14.59           +38.52    +193.18/+189.36/+28.65
Standard & Poor's 500/Barra Growth Index***            +12.25           +32.41    +193.05/+184.45/+24.54

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's 10-year/since inception dates are 10 years for Class A &
Class C Shares, from 10/21/94 for Class B & Class I Shares, and from
1/03/03 for Class R Shares.

**This unmanaged Index covers 500 industrial, utility, transporta-tion and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.

***This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/29/04                  +35.16%          +28.06%
Five Years Ended 2/29/04                - 1.94           - 3.00
Ten Years Ended 2/29/04                 + 9.86           + 9.27

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class B Shares*

One Year Ended 2/29/04                  +34.06%          +30.06%
Five Years Ended 2/29/04                - 2.71           - 3.05
Inception (10/21/94)
through 2/29/04                         +10.05           +10.05

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class C Shares*

One Year Ended 2/29/04                  +34.15%          +33.15%
Five Years Ended 2/29/04                - 2.72           - 2.72
Ten Years Ended 2/29/04                 + 9.00           + 9.00

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 2/29/04                  +35.45%          +28.33%
Five Years Ended 2/29/04                - 1.70           - 2.75
Inception (10/21/94)
through 2/29/04                         +11.19           +10.55

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 2/29/04                                   +35.37%
Inception (1/03/03) through 2/29/04                      +23.68



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Portfolio Information


As of February 29, 2004


                                                 Percent of
Ten Largest Holdings                             Net Assets

General Electric Company                             5.8%
Intel Corporation                                    4.8
Cisco Systems, Inc.                                  4.4
3M Co.                                               3.6
Lowe's Companies, Inc.                               2.8
Forest Laboratories, Inc.                            2.5
Schlumberger Limited                                 2.4
Boston Scientific Corporation                        2.3
Medtronic, Inc.                                      2.2
Texas Instruments Incorporated                       2.1



                                                 Percent of
Geographic Allocation                           Net Assets++

United States                                       88.5%
Switzerland                                          2.0
Germany                                              1.3
Finland                                              1.2
Canada                                               1.1
Japan                                                0.9

++Total may not equal 100%.



                                                 Percent of
Five Largest Industries*                         Net Assets

Specialty Retail                                     9.9%
Industrial Conglomerates                             9.4
Semiconductors & Semiconductor Equipment             9.2
Health Care Equipment & Supplies                     8.0
Communications Equipment                             7.8

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Schedule of Investments

                                                                                                                 Percent of
Industry*                 Shares Held      Common Stocks                                             Value       Net Assets
Biotechnology               1,097,700    ++Biogen Idec Inc.                                    $     60,867,465        1.1%
                            1,450,900    ++Gilead Sciences, Inc.                                     78,653,289        1.3
                                                                                               ----------------      ------
                                                                                                    139,520,754        2.4

Chemicals                   1,152,000      Air Products and Chemicals, Inc.                          55,572,480        1.0
                            2,185,100      Ecolab Inc.                                               59,675,081        1.1
                            1,533,200      Praxair, Inc.                                             55,685,824        0.9
                                                                                               ----------------      ------
                                                                                                    170,933,385        3.0

Commercial Services           905,200    ++Apollo Group, Inc. (Class A)                              68,930,980        1.2
& Supplies

Communications             10,836,008    ++Cisco Systems, Inc.                                      250,311,785        4.4
Equipment                  17,268,200    ++Lucent Technologies Inc.                                  72,353,758        1.2
                            3,198,900      Nokia Oyj 'A' (ADR) (a)                                   69,640,053        1.2
                            7,612,500    ++Nortel Networks Corporation                               60,747,750        1.0
                                                                                               ----------------      ------
                                                                                                    453,053,346        7.8

Computers & Peripherals     6,369,300    ++EMC Corporation                                           91,208,376        1.6
                            4,527,900      Hewlett-Packard Company                                  102,828,609        1.7
                            1,699,200    ++SanDisk Corporation                                       43,091,712        0.8
                                                                                               ----------------      ------
                                                                                                    237,128,697        4.1

Consumer Finance            1,852,500      American Express Company                                  98,960,550        1.7

Diversified Financial       1,215,400      Citigroup Inc.                                            61,086,004        1.1
Services

Electrical Equipment        2,108,800      Rockwell Automation, Inc.                                 64,234,048        1.1

Electronic                  1,703,500    ++Agilent Technologies, Inc.                                58,242,665        1.1
Equipment                   1,893,500      Tektronix, Inc.                                           60,686,675        1.0
& Instruments                                                                                  ----------------      ------
                                                                                                    118,929,340        2.1

Energy Equipment            1,670,200      Baker Hughes Incorporated                                 62,832,924        1.1
& Service                   2,204,100      Schlumberger Limited                                     142,142,409        2.4
                                                                                               ----------------      ------
                                                                                                    204,975,333        3.5

Food & Staples              1,446,600      SUPERVALU Inc.                                            40,938,780        0.8
Retailing                   1,862,800      SYSCO Corporation                                         73,860,020        1.2
                                                                                               ----------------      ------
                                                                                                    114,798,800        2.0

Health Care                 1,827,200      Alcon, Inc.                                              114,857,792        2.0
Equipment                   3,318,400    ++Boston Scientific Corporation                            135,556,640        2.3
& Supplies                  1,125,800      DENTSPLY International Inc.                               49,321,298        0.8
                            2,641,800      Medtronic, Inc.                                          123,900,420        2.2
                              487,700    ++Varian Medical Systems, Inc.                              40,839,998        0.7
                                                                                               ----------------      ------
                                                                                                    464,476,148        8.0

Hotels, Restaurants         1,212,000    ++Krispy Kreme Doughnuts, Inc.                              46,613,520        0.8
& Leisure                   2,473,700    ++Starbucks Corporation                                     92,541,117        1.6
                                                                                               ----------------      ------
                                                                                                    139,154,637        2.4

IT Services                 2,152,600      First Data Corporation                                    88,213,548        1.5
                              611,700    ++Hewitt Associates, Inc. (Class A)                         19,910,835        0.3
                            2,017,300      Paychex, Inc.                                             64,896,541        1.2
                                                                                               ----------------      ------
                                                                                                    173,020,924        3.0


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

                                                                                                                 Percent of
Industry*                 Shares Held      Common Stocks                                             Value       Net Assets
Industrial Conglomerates    2,667,200      3M Co.                                              $    208,094,944        3.6%
                           10,254,300      General Electric Company                                 333,469,836        5.8
                                                                                               ----------------      ------
                                                                                                    541,564,780        9.4

Internet & Catalog          1,742,000    ++eBay Inc.                                                119,954,120        2.1
Retail                      1,982,700    ++InterActiveCorp                                           64,576,539        1.1
                                                                                               ----------------      ------
                                                                                                    184,530,659        3.2

Internet Software           1,508,300    ++Yahoo! Inc.                                               66,968,520        1.2
& Services

Metals & Mining             1,416,500      Freeport-McMoRan Copper & Gold, Inc. (Class B)            60,413,725        1.0
                              400,300    ++Phelps Dodge Corporation                                  34,529,878        0.6
                                                                                               ----------------      ------
                                                                                                     94,943,603        1.6

Office Electronics          1,056,000      Canon, Inc.                                               51,514,552        0.9

Oil & Gas                   1,725,300      Apache Corporation                                        71,030,601        1.2
                            1,343,700      Devon Energy Corporation                                  76,295,286        1.3
                            1,898,700    ++TransMontaigne Inc.                                       12,721,290        0.3
                                                                                               ----------------      ------
                                                                                                    160,047,177        2.8

Pharmaceuticals             1,943,400    ++Forest Laboratories, Inc.                                146,687,832        2.5

Semiconductors              3,096,200    ++Altera Corporation                                        68,364,096        1.2
& Semiconductor             1,224,100      Analog Devices, Inc.                                      61,082,590        1.1
Equipment                   9,508,260      Intel Corporation                                        277,926,440        4.8
                            3,970,600      Texas Instruments Incorporated                           121,698,890        2.1
                                                                                               ----------------      ------
                                                                                                    529,072,016        9.2

Software                    2,606,700    ++Citrix Systems, Inc.                                      55,209,906        1.0
                            1,944,300    ++Electronic Arts Inc.                                      91,693,188        1.6
                            1,222,500    ++Mercury Interactive Corporation                           59,340,150        1.0
                            8,668,500    ++Oracle Corporation                                       111,650,280        2.0
                            1,841,900      SAP AG (Systeme, Anwendungen, Produkte in der
                                           Datenverarbeitung) (ADR) (a)                              72,939,240        1.2
                                                                                               ----------------      ------
                                                                                                    390,832,764        6.8

Specialty Retail            1,822,500      Best Buy Co., Inc.                                        97,048,125        1.7
                            2,895,000      Lowe's Companies, Inc.                                   162,120,000        2.8
                            2,503,800      PETsMART, Inc.                                            67,953,132        1.2
                            1,603,750    ++Rent A Center Inc.                                        52,137,913        0.9
                            2,539,900      Ross Stores, Inc.                                         81,403,795        1.4
                            2,441,600    ++Staples, Inc.                                             64,018,752        1.1
                            1,150,200      Tiffany & Co.                                             48,365,910        0.8
                                                                                               ----------------      ------
                                                                                                    573,047,627        9.9

Textiles, Apparel           2,883,000    ++Coach, Inc.                                              114,253,290        2.0
& Luxury Goods              1,604,500      Nike, Inc. (Class B)                                     117,529,625        2.0
                                                                                               ----------------      ------
                                                                                                    231,782,915        4.0

                                           Total Common Stocks
                                           (Cost--$4,668,373,015)                                 5,480,195,391       94.9


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (concluded)

                 Beneficial Interest/                                                                            Percent of
                          Shares Held      Short-Term Securities                                     Value       Net Assets
                         $149,833,369      Merrill Lynch Liquidity Series, LLC Cash
                                           Sweep Series I (b)                                  $    149,833,369        2.6%
                         $618,642,225      Merrill Lynch Liquidity Series, LLC Money
                                           Market Series (b)(c)                                     618,642,225       10.7
                          206,214,075      Merrill Lynch Premier Institutional Fund (b)(c)          206,214,075        3.6

                                           Total Short-Term Securities
                                           (Cost--$974,689,669)                                     974,689,669       16.9

Total Investments (Cost--$5,643,062,684)                                                          6,454,885,060      111.8
Liabilities in Excess of Other Assets                                                             (678,727,116)      (11.8)
                                                                                               ----------------      ------
Net Assets                                                                                     $  5,776,157,944      100.0%
                                                                                               ================      ======


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

++Non-income producing security.

(a)American Depositary Receipts (ADR).

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                               Interest/
                                                                  Net           Dividend
Affiliate                                                       Activity         Income
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I     $  (61,241,599)    $ 1,235,450
Merrill Lynch Liquidity Series, LLC Money Market Series     $ (139,446,464)    $   362,042
Merrill Lynch Premier Institutional Fund                      (299,178,384)    $   142,827


(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Statement of Assets and Liabilities

As of February 29, 2004
Assets

               Investments, at value (including securities loaned of $800,933,794)
               (identified cost--$5,643,062,684)                                                            $ 6,454,885,060
               Receivables:
                  Securities sold                                                         $   243,055,252
                  Capital shares sold                                                           7,445,345
                  Dividends                                                                     4,836,134
                  Interest from affiliates                                                        154,434
                  Securities lending--net                                                          59,113       255,550,278
                                                                                          ---------------
               Prepaid registration fees and other assets                                                           136,935
                                                                                                            ---------------
               Total assets                                                                                   6,710,572,273
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                        824,856,300
               Payables:
                  Securities purchased                                                         90,649,593
                  Capital shares redeemed                                                      10,525,074
                  Investment adviser                                                            2,417,422
                  Other affiliates                                                              2,264,150
                  Distributor                                                                   2,264,144
                  Reorganization costs                                                            134,862       108,255,245
                                                                                          ---------------
               Accrued expenses and other liabilities                                                             1,302,784
                                                                                                            ---------------
               Total liabilities                                                                                934,414,329
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 5,776,157,944
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of capital stock, $.10 par value, 300,000,000
               shares authorized                                                                            $    10,483,894
               Class B Shares of capital stock, $.10 par value, 500,000,000
               shares authorized                                                                                 11,563,666
               Class C Shares of capital stock, $.10 par value, 300,000,000
               shares authorized                                                                                  4,718,522
               Class I Shares of capital stock, $.10 par value, 150,000,000
               shares authorized                                                                                  9,087,559
               Class R Shares of capital stock, $.10 par value, 500,000,000
               shares authorized                                                                                     43,683
               Paid-in capital in excess of par                                                               7,738,008,031
               Accumulated investment loss--net                                           $  (17,650,811)
               Accumulated realized capital losses on investments and foreign currency
               transactions--net                                                          (2,791,912,873)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                              811,816,273
                                                                                          ---------------
               Total accumulated losses--net                                                                (1,997,747,411)
                                                                                                            ---------------
               Net Assets                                                                                   $ 5,776,157,944
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $1,736,960,252 and 104,838,942
                        shares outstanding                                                                  $         16.57
                                                                                                            ===============
               Class B--Based on net assets of $1,770,785,899 and 115,636,655
                        shares outstanding                                                                  $         15.31
                                                                                                            ===============
               Class C--Based on net assets of $726,639,479 and 47,185,217
                        shares outstanding                                                                  $         15.40
                                                                                                            ===============
               Class I--Based on net assets of $1,535,000,820 and 90,875,587
                        shares outstanding                                                                  $         16.89
                                                                                                            ===============
               Class R--Based on net assets of $6,771,494 and 436,825 shares outstanding                    $         15.50
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Statement of Operations

For the Six Months Ended February 29, 2004
Investment Income

               Dividends (net of $22,873 foreign withholding tax)                                           $    19,245,365
               Interest from affiliates                                                                           1,235,450
               Securities lending--net                                                                              504,869
                                                                                                            ---------------
               Total income                                                                                      20,985,684
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $    16,422,163
               Account maintenance and distribution fees--Class B                               8,613,807
               Account maintenance and distribution fees--Class C                               3,281,330
               Transfer agent fees--Class B                                                     2,258,703
               Account maintenance fees--Class A                                                2,049,592
               Transfer agent fees--Class A                                                     1,892,003
               Transfer agent fees--Class I                                                     1,576,898
               Transfer agent fees--Class C                                                       889,760
               Professional fees                                                                  711,464
               Accounting services                                                                411,427
               Custodian fees                                                                     134,884
               Printing and shareholder reports                                                   134,539
               Registration fees                                                                   72,842
               Directors' fees and expenses                                                        66,430
               Pricing fees                                                                        21,197
               Account maintenance and distribution fees--Class R                                   5,836
               Transfer agent fees--Class R                                                         2,607
               Other                                                                               72,253
                                                                                          ---------------
               Total expenses                                                                                    38,617,735
                                                                                                            ---------------
               Investment loss--net                                                                            (17,632,051)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized gain (loss)from:
                  Investments--net                                                            359,467,070
                  Foreign currency transactions--net                                            (331,098)       359,135,972
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net                                                            219,076,764
                  Foreign currency transactions--net                                              299,761       219,376,525
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                578,512,497
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   560,880,446
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            February 29,        August 31,
Increase (Decrease) in Net Assets:                                                              2004               2003
Operations

               Investment loss--net                                                       $  (17,632,051)   $  (27,920,171)
               Realized gain (loss) on investments and foreign currency
               transactions--net                                                              359,135,972   (1,150,039,960)
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                             219,376,525     1,588,985,564
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                           560,880,446       411,025,433
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net increase (decrease) in net assets derived from capital share
               transactions                                                                    92,009,479     (243,007,990)
                                                                                          ---------------   ---------------

Net Assets

               Total increase in net assets                                                   652,889,925       168,017,443
               Beginning of period                                                          5,123,268,019     4,955,250,576
                                                                                          ---------------   ---------------
               End of period*                                                             $ 5,776,157,944   $ 5,123,268,019
                                                                                          ===============   ===============
                  *Accumulated investment loss--net                                       $  (17,650,811)   $      (18,760)
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            February 29,         For the Year Ended August 31,++
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period         $     14.89  $     13.63  $     17.23  $     29.63  $     21.77
                                                            -----------  -----------  -----------  -----------  -----------
                  Investment income (loss)--net***                (.03)        (.04)        (.05)          .03        (.04)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                1.71         1.30       (3.55)      (10.52)         9.80
                                                            -----------  -----------  -----------  -----------  -----------
               Total from investment operations                    1.68         1.26       (3.60)      (10.49)         9.76
                                                            -----------  -----------  -----------  -----------  -----------
               Less distributions:
                  Realized gain on investments--net                  --           --           --           --       (1.90)
                  In excess of realized gain on
                  investments--net                                   --           --           --       (1.91)           --
                                                            -----------  -----------  -----------  -----------  -----------
               Total distributions                                   --           --           --       (1.91)       (1.90)
                                                            -----------  -----------  -----------  -----------  -----------
               Net asset value, end of period               $     16.57  $     14.89  $     13.63  $     17.23  $     29.63
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment Return**

               Based on net asset value per share             11.28%+++        9.24%     (20.89%)     (36.88%)       46.67%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets

               Expenses                                          1.15%*        1.18%        1.18%        1.04%        1.01%
                                                            ===========  ===========  ===========  ===========  ===========
               Investment income (loss)--net                    (.37%)*       (.29%)       (.33%)         .14%       (.17%)
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data

               Net assets, end of period (in thousands)     $ 1,736,960  $ 1,544,751  $ 1,384,765  $ 1,296,787  $ 1,712,701
                                                            ===========  ===========  ===========  ===========  ===========
               Portfolio turnover                                51.33%      108.34%       92.35%      149.86%       98.71%
                                                            ===========  ===========  ===========  ===========  ===========

*Annualized.

**Total Investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            February 29,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period         $     13.81  $     12.74  $     16.24  $     28.06  $     20.75
                                                            -----------  -----------  -----------  -----------  -----------
                  Investment loss--net***                         (.08)        (.13)        (.17)        (.13)        (.23)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                1.58         1.20       (3.33)       (9.95)         9.32
                                                            -----------  -----------  -----------  -----------  -----------
               Total from investment operations                    1.50         1.07       (3.50)      (10.08)         9.09
                                                            -----------  -----------  -----------  -----------  -----------
               Less distributions:
                  Realized gain on investments--net                  --           --           --           --       (1.78)
                  In excess of realized gain on
                  investments--net                                   --           --           --       (1.74)           --
                                                            -----------  -----------  -----------  -----------  -----------
               Total distributions                                   --           --           --       (1.74)       (1.78)
                                                            -----------  -----------  -----------  -----------  -----------
               Net asset value, end of period               $     15.31  $     13.81  $     12.74  $     16.24  $     28.06
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment Return**

               Based on net asset value per share              10.86%++        8.40%     (21.55%)     (37.36%)       45.55%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets

               Expenses                                          1.93%*        1.97%        1.96%        1.81%        1.77%
                                                            ===========  ===========  ===========  ===========  ===========
               Investment loss--net                            (1.15%)*      (1.08%)      (1.10%)       (.62%)       (.92%)
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data

               Net assets, end of period (in thousands)     $ 1,770,786  $ 1,685,904  $ 1,802,731  $ 2,299,511  $ 3,411,474
                                                            ===========  ===========  ===========  ===========  ===========
               Portfolio turnover                                51.33%      108.34%       92.35%      149.86%       98.71%
                                                            ===========  ===========  ===========  ===========  ===========

*Annualized.

**Total Investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            February 29,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period         $     13.89  $     12.82  $     16.34  $     28.26  $     20.88
                                                            -----------  -----------  -----------  -----------  -----------
                  Investment loss--net***                         (.08)        (.14)        (.17)        (.13)        (.24)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                1.59         1.21       (3.35)      (10.01)         9.39
                                                            -----------  -----------  -----------  -----------  -----------
               Total from investment operations                    1.51         1.07       (3.52)      (10.14)         9.15
                                                            -----------  -----------  -----------  -----------  -----------
               Less distributions:
                  Realized gain on investments--net                  --           --           --           --       (1.77)
                  In excess of realized gain on
                  investments--net                                   --           --           --       (1.78)           --
                                                            -----------  -----------  -----------  -----------  -----------
               Total distributions                                   --           --           --       (1.78)       (1.77)
                                                            -----------  -----------  -----------  -----------  -----------
               Net asset value, end of period               $     15.40  $     13.89  $     12.82  $     16.34  $     28.26
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment Return**

               Based on net asset value per share              10.87%++        8.35%     (21.54%)     (37.35%)       45.53%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets

               Expenses                                          1.94%*        1.98%        1.97%        1.83%        1.78%
                                                            ===========  ===========  ===========  ===========  ===========
               Investment loss--net                            (1.16%)*      (1.09%)      (1.11%)       (.66%)       (.93%)
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data

               Net assets, end of period (in thousands)     $   726,639  $   608,176  $   596,871  $   616,400  $   627,021
                                                            ===========  ===========  ===========  ===========  ===========
               Portfolio turnover                                51.33%      108.34%       92.35%      149.86%       98.71%
                                                            ===========  ===========  ===========  ===========  ===========

*Annualized.

**Total Investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights (continued)
                                                                                        Class I
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            February 29,         For the Year Ended August 31,++
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period         $     15.16  $     13.84  $     17.46  $     29.98  $     21.99
                                                            -----------  -----------  -----------  -----------  -----------
                  Investment income (loss)--net***                (.01)        (.01)        (.02)          .08          .02
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                1.74         1.33       (3.60)      (10.64)         9.91
                                                            -----------  -----------  -----------  -----------  -----------
               Total from investment operations                    1.73         1.32       (3.62)      (10.56)         9.93
                                                            -----------  -----------  -----------  -----------  -----------
               Less distributions:
                  Realized gain on investments--net                  --           --           --           --       (1.94)
                  In excess of realized gain on
                  investments--net                                   --           --           --       (1.96)           --
                                                            -----------  -----------  -----------  -----------  -----------
               Total distributions                                   --           --           --       (1.96)       (1.94)
                                                            -----------  -----------  -----------  -----------  -----------
               Net asset value, end of period               $     16.89  $     15.16  $     13.84  $     17.46  $     29.98
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment Return**

               Based on net asset value per share             11.41%+++        9.54%     (20.73%)     (36.71%)       47.01%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets

               Expenses                                           .90%*         .93%         .94%         .80%         .76%
                                                            ===========  ===========  ===========  ===========  ===========
               Investment income (loss)--net                    (.12%)*       (.04%)       (.09%)         .35%         .09%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data

               Net assets, end of period (in thousands)     $ 1,535,001  $ 1,284,423  $ 1,170,884  $   950,922  $   882,072
                                                            ===========  ===========  ===========  ===========  ===========
               Portfolio turnover                                51.33%      108.34%       92.35%      149.86%       98.71%
                                                            ===========  ===========  ===========  ===========  ===========

*Annualized.

**Total Investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004


Financial Highlights (concluded)
                                                                                                         Class R

                                                                                                 For the         For the
                                                                                                   Six            Period
The following per share data and ratios have been derived                                         Months        January 3,
from information provided in the financial statements.                                            Ended         2003++ to
                                                                                               February 29,     August 31,
Increase (Decrease) in Net Asset Value:                                                            2004            2003
Per Share Operating Performance

               Net asset value, beginning of period                                            $     13.95      $     12.13
                                                                                               -----------      -----------
               Investment loss--net***                                                               (.04)            (.02)
               Realized and unrealized gain on investments and foreign currency
               transactions--net                                                                      1.59             1.84
                                                                                               -----------      -----------
               Total from investment operations                                                       1.55             1.82
                                                                                               -----------      -----------
               Net asset value, end of period                                                  $     15.50      $     13.95
                                                                                               ===========      ===========

Total Investment Return**

               Based on net asset value per share                                                11.11%+++        15.00%+++
                                                                                               ===========      ===========

Ratios to Average Net Assets

               Expenses                                                                             1.39%*           1.42%*
                                                                                               ===========      ===========
               Investment loss--net                                                                (.52%)*          (.53%)*
                                                                                               ===========      ===========

Supplemental Data

               Net assets, end of period (in thousands)                                        $     6,771      $        14
                                                                                               ===========      ===========
               Portfolio turnover                                                                   51.33%          108.34%
                                                                                               ===========      ===========

*Annualized.

**Total investment returns excludes the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class B                          .25%               .75%
Class C                          .25%               .75%
Class R                          .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended February 29, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD             MLPF&S

Class A                       $17,457           $224,329
Class I                       $   631           $  9,587


For the six months ended February 29, 2004, MLPF&S received contingent deferred sales charges of $899,334 and $121,159 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $186 relating to transactions subject to front-end sales charge waivers in Class A Shares.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of February 29, 2004, the Fund lent securities with a value of $43,594,310 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended February 29, 2004, MLIM, LLC received $229,046 in securities lending agent fees.

In addition, MLPF&S received $1,123,923 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 29, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 29, 2004, the Fund reimbursed MLIM $53,504 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2004 were $2,658,984,476 and $2,764,089,666, respectively.

Net realized gains (losses) for the six months ended February 29, 2004 and net unrealized gains (losses) as of February 29, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments            $   359,467,070    $   811,822,376
Foreign currency transactions          (331,098)            (6,103)
                                 ---------------    ---------------
Total                            $   359,135,972    $   811,816,273
                                 ===============    ===============


As of February 29, 2004, net unrealized appreciation for Federal income tax purposes aggregated $783,412,241, of which $844,332,526 related to appreciated securities and $60,920,285 related to depreciated securities. At February 29, 2004, the aggregate cost of investments for Federal income tax purposes was $5,671,472,819.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $92,009,479 and $(243,007,990) for the six months ended February 29, 2004 and for the year ended August 31, 2003, respectively.

Transactions in capital shares for each class was as follows:


Class A Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                            9,833,456    $   156,902,795
Shares issued resulting
   from reorganization                   303,903          5,126,703
Automatic conversion of shares         4,055,620         64,638,399
                                 ---------------    ---------------
Total issued                          14,192,979        226,667,897
Shares redeemed                     (13,111,672)      (208,654,191)
                                 ---------------    ---------------
Net increase                           1,081,307    $    18,013,706
                                 ===============    ===============



Class A Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           22,425,385    $   293,619,876
Automatic conversion of shares         7,486,562         98,927,166
                                 ---------------    ---------------
Total issued                          29,911,947        392,547,042
Shares redeemed                     (27,769,903)      (363,118,102)
                                 ---------------    ---------------
Net increase                           2,142,044    $    29,428,940
                                 ===============    ===============



Class B Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                            9,183,465    $   134,870,699
Shares issued resulting from
   reorganization                      3,740,939         58,381,960
                                 ---------------    ---------------
Total issued                          12,924,404        193,252,659
Automatic conversion of shares       (4,379,616)       (64,638,399)
Shares redeemed                     (14,949,069)      (219,712,297)
                                 ---------------    ---------------
Net decrease                         (6,404,281)    $  (91,098,037)
                                 ===============    ===============



Class B Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           24,939,568    $   305,264,542
Automatic conversion of shares       (8,035,783)       (98,927,166)
Shares redeemed                     (36,313,880)      (443,021,423)
                                 ---------------    ---------------
Net decrease                        (19,410,095)    $ (236,684,047)
                                 ===============    ===============



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                            6,081,372    $    90,685,392
Shares issued resulting
   from reorganization                 2,519,070         39,535,287
                                 ---------------    ---------------
Total issued                           8,600,442        130,220,679
Shares redeemed                      (5,191,488)       (77,044,963)
                                 ---------------    ---------------
Net increase                           3,408,954    $    53,175,716
                                 ===============    ===============



Class C Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                            8,966,905    $   110,844,522
Shares redeemed                     (11,753,799)      (144,506,299)
                                 ---------------    ---------------
Net decrease                         (2,786,894)    $  (33,661,777)
                                 ===============    ===============



Class I Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                           15,585,109    $   258,019,691
Shares issued resulting
   from reorganization                   147,273          2,532,155
                                 ---------------    ---------------
Total issued                          15,732,382        260,551,846
Shares redeemed                      (9,582,918)      (155,241,531)
                                 ---------------    ---------------
Net increase                           6,149,464    $   105,310,315
                                 ===============    ===============



Class I Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           29,848,049    $   397,428,942
Shares redeemed                     (29,714,104)      (399,533,672)
                                 ---------------    ---------------
Net increase (decrease)                  133,945    $   (2,104,730)
                                 ===============    ===============



Class R Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                              445,918    $     6,763,798
Shares redeemed                         (10,111)          (156,019)
                                 ---------------    ---------------
Net increase                             435,807    $     6,607,779
                                 ===============    ===============



Class R Shares for the
Period January 3, 2003++                                     Dollar
to August 31, 2003                        Shares             Amount

Shares sold                                1,018    $        13,624
                                 ---------------    ---------------
Net increase                               1,018    $        13,624
                                 ===============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended February 29, 2004.


6. Capital Loss Carryforward:
On August 31, 2003, the Fund had a net capital loss carryforward of $2,464,226,725, of which $98,873,827 expires in 2008, $99,588,881 expires in 2009, $970,361,937 expires in 2010 and $1,295,402,080 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


7. Acquisition of Mercury Growth Opportunity Fund:
On January 20, 2004, the Fund acquired substantially all of the assets and the liabilities of Mercury Growth Opportunity Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 8,550,236 shares of Common Stock of Mercury Growth Opportunity Fund for 6,711,185 shares of Common Stock of the Fund. Mercury Growth Opportunity Fund's net assets on that date of $105,576,105, including $21,247,350 of net unrealized appreciation and $61,255,035 of accumulated net realized capital losses were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $5,822,583,376.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Officers and Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
J.P. Morgan Chase Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 29, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Fundamental Growth Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: April 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: April 16, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: April 16, 2004